Phzio

eWellness Healthcare™

Post-acute care digital therapeutics for orthopedic conditions

August 2016

MAVERICKS CAPITAL

Disclosure Statement

This Presentation includes and is based, inter alia, on forward-looking information and statements that are subject to risks and uncertainties that could cause actual results to differ. These statements and this Presentation are based on current expectations, estimates and projections, which generally are identifiable by statements containing words such as “expects”, “believes”, “estimates” or similar expressions. Important factors that could cause actual results to differ materially from those expectations include, among others, general economic and industry conditions in markets which are expected to be major markets for eWellness Healthcare Corp.’s products, as well as risks and uncertainties related to product development, regulatory approvals, commercial partnerships, the outcome of intellectual property rights litigation and the competitive situation.

Although for eWellness Healthcare Corp. believes that its expectations and the Presentation are based upon reasonable assumptions, it can give no assurance that those expectations will be achieved or that the actual results will be as set out in the Presentation. for eWellness Healthcare Corp. is making no representation or warranty, expressed or implied, as to the accuracy, reliability or completeness of the Presentation, and neither for eWellness Healthcare Corp. nor any of its directors, officers or employees will have any liability to you or any other persons resulting from your use of the information contained herein.

This Presentation was prepared upon special request and the information contained within will not be updated in this Presentation. The following slides should be read and considered in connection with other information provided by the company.

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Opportunity for Cost-Effective Orthopedic Post-Acute Care Digital Therapies

1 Delivery of post-acute rehabilitation is difficult and expensive to scale; 1-on-1, in-office treatments

2 Shift towards alternative payment model; CMS' goal to move over 50% of Medicare spend to an alternative payment system by 2018

3 Over 1M hip and knee replacement surgeries performed each year in US with high growth rates; expected to more than triple by 2025

? What if providers had a technology-enabled solution to implement post-acute care physical therapy with better compliance and comparable outcomes than in-office visits at a significantly lower cost?

The Phzio Solution:
A New Post-Acute Care Delivery System

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- Digital therapeutics for orthopedic conditions such as post-acute care for hip and knee replacement surgeries
- First real-time remote monitored, 1-to-many, SaaS-based physical therapy treatment platform for home use
- Highly economical – significantly reduces the costs of alternative payment models such as Comprehensive Care for Joint Replacement
- Treatment sessions reimbursed by major health plans
- Solves what has been a structural problem and limitation in post-acute care practice growth

Phzio Comprehensive Joint Replacement (CJR) Workflow

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1.CJR Surgery

Patient complete CJR surgery and is inducted into a post surgery Physical Therapy Protocol.

3. PT Treatment Protocol for CJR

24 real-time remote monitored rehab sessions

12 In-Office sessions



2. Patient On-boarding

Patient is evaluated, data points are captured for baseline metrics and relevant adjustments made to Treatment Protocol.

4. Compliance & Billing

Quantitative functional outcome and treatment quality data captured

Treatment video, PT notes, and patient's self reported data for each session

Billing documentation processed

Real-time monitoring of patients with bi-directional live communication

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Live communication between patient and PT conducted via text / video messaging

<u>**Patient's View of the Phzio Platform**</u>

The patient is able to examine her form during exercises


Phzio Tele-Rehabilitation
HOME > TREATMENTS > WEEK 2 DAY 3
Aaron Page, DPT
00:41
Phzio

eWellness PT Aaron **remotely monitoring** his patients **real-time** in his office

eWellness

The PT's Screen View of On-line Patients:

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Home > Active Treatments
Actions
Jane Liber
2.1
CURRENT EXERCISE:
MARCHING
NEXT EXERCISE:
FORWARD LUNGES
Peter Venkmann
13.1
CURRENT EXERCISE:
PLANK
NEXT EXERCISE:
SQUATS WITH RESISTANCE
Chris Pigeon
11.3
CURRENT EXERCISE:
ARM RAISES on BALL
NEXT EXERCISE:
SIDE STEPS w/ RESISTANCE
Cal Trites
1.3
CURRENT EXERCISE:
LEG STRETCH w/ STRAP
NEXT EXERCISE:
SITUPS ON BALL
Judith Sommers
6.2
CURRENT EXERCISE:
ROUNDED BACK STRETCH
NEXT EXERCISE:
UPPER SHOULDER STRETCH
Alison Cobb
20.2
CURRENT EXERCISE:
LEG STRETCH w/ STRAP
NEXT EXERCISE:
BRIDGES LEFT/RIGHT
Messages
Video Chat
Accepting
Online
Offline
CHRISTOPHER TOBIN
Phzio

What does Phzio mean for Patients?

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- Convenience: Easy to follow, safe exercises in their own home monitored by a PT/PTA
- Decrease in office visits
- Privacy: HIPAA compliant, secure cloud
- Increased accountability due to real-time physical therapy observation and feedback
- Compliance leads to better outcomes: less pain and more strength building

> "The mix of in-person and online sessions just fits for me. I would not have stuck with the program otherwise."
>
> - MM, Patient



What does Phzio mean for Providers? (I)



- Drives transparency into the quality of outpatient post-acute care required by new payment models
- Comparable outcomes of 1-many real-time monitored digital delivery model to traditional 1-1 in-office model
- Decrease costs of post-acute care rehabilitation
- Further increase provider profits with 1-many delivery
- Treatment sessions reimbursed by major health plans
- Compliance and billing built into system

What does Phzio mean for Providers? (II)

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- Phzio collects and supplies providers with:
  - Quantitative functional outcome & treatment quality data using Focus on Therapeutic Outcomes (FOTO), an assessment tool recommended by CMS
  - Treatment video, physical therapist notes, and patient's self-reported data for each session
- Phzio also collects objective data such as strength, range of motion, and balance


Care Type:Orthopedic
Body Part:Shoulder
Period Ending: 12/2015
RISK-ADJUSTED EFFECTIVENESS / EFFICIENCY
12 Months: Summary of data for 12 months, ending with current quarter period
Quarterly Data: Summary of data for 3 month quarters
Percentile Ranking of FS Change
FS Change Measure
Average Visits for all Patients
Average Visits for Patients with Status
Percentile Ranking of Utilization
Duration
Completion Rate

eWellness Healthcare

Initial Focus on Private Payers; CMS Coverage Expected by 2018

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Ages 18-64	Ages 65+
Covered by Private Insurance	**Covered by Medicare CMS CJR**
• Telemedicine currently covered in 29 states, and parity laws being enacted rapidly across remaining states	• Currently does not cover telehealth services, but the bill CONNECT for Health Act would expand telehealth services through Medicare



Total Hip / Knee Replacement Surgeries in US (in millions)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1.6M
50.5%
49.5%
2.3M
48.8%
51.2%
3.5M
47.1%
52.9%
5.2M
45.5%
54.5%
2015
2020
2025
2030
Ages 65+ CAGR = 7.7%
Ages 18-64 CAGR = 9.1%
Market Size for Phzio

eWellness Healthcare

Significant Post-Acute Care Costs for Joint Replacement Surgeries

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$25,000
Average Cost per Total Hip / Knee Replacement
Post-Acute Care = **39%** of joint replacement costs
Pre-Surgery
Surgery & Acute Care
Post-Acute Care
Hospital
Optional Inpatient Rehab
(1-2 days)
Outpatient Rehab
(~12 weeks)
$2,400
Average cost for post-surgical outpatient physical therapy services

eWellness Healthcare

Shift to Alternative Payment Models Driving Need for Post-Acute Care Accountability

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Phzio provides HCPs with adherence, quality, and outcomes data required under bundled and value-based payment models

Fee-for-Service Model

HCPs have little control over outpatient post-acute care costs and quality


Pre-Surgery
Acute
Post-Acute
$
$
$
$
Hospital
Optional Inpatient Rehab
Outpatient Rehab

Bundled & Value-Based Models

HCPs are now accountable for the quality and cost of an entire episode


Pre-Surgery
Acute
Post-Acute
$
$
$
Hospital
Optional Inpatient Rehab
Outpatient Rehab

Phzio Can Service Both Payment Models

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Outpatient Rehab
(~12 weeks)

Fee-for-Service Model

- Reimbursed similar to in-clinic visit by private insurers in certain states
- Average $50+ reimbursement per remote-monitored session to Clinic
- $20 licensing fee per remote-monitored session to eWellness
- $480 Phzio program costs for 12 weeks

Bundled & Value-Based Models

- 12-week program consisting of:
  - 24 remote-monitored sessions
  - Quantitative functional outcome and treatment quality data
  - Treatment video, PT notes, and patient self-reported data for each session
- $480 Phzio program costs for 12 weeks

Phzio Value Proposition

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Fee-for-Service Model

- >110% increase in revenue and >20X increase in gross profit per physical therapist
- 25% increase in patient capacity
- 25-30% improvement in patient adherence and compliance

Bundled & Value-Based Models

In addition…

- >40% annual cost savings for post-acute care rehabilitation
- Phzio provides treatment and outcomes data required under value-based payment model
- Enhanced marketability when selling into hospitals participating in value-based care programs

Crowded Market; Phzio is the ONLY Real-Time Monitored Software Platform

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Avatar / Kinect-based Telerehab Platforms

reflexion health
Motion Care 360
RespondWell
Physmodo
JINTRONIX
FIVE PLUS

Other Video-based Physical Therapy Solutions

SimpleTherapy
PT PAL
BLUEJAY mobile health
YouTube
VitalRock
PHYSIOTEC

Phzio's Advantages

- No special hardware or sensors (e.g., Kinect) required
- Real-time remote monitoring by physical therapists
- Treatments reimbursable by Health Plans

Phzio's Advantages

- Real-time remote monitoring by physical therapists versus on-demand videos
- Accountability drives superior patient compliance & adherence
- Treatments reimbursable by Health Plans

Go-to-Market Strategy and Projections

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15K
Outpatient Rehab Clinics
Marketing
Onboarding
Close

Targeting outpatient PT clinics through the Private Practice Section (PPS) of American Physical Therapy Association

Outreach efforts to PPS members led by Daniel Mills (Vice President of PPS), tradeshows, and ad campaigns

Cloud-based online portal for automated PT clinic demos, onboarding, training, and support


30 Clinics
870 Patients
$344K Rev
250 Clinics
13K Patients
$6.3M Rev
610 Clinics
57K Patients
$22.7M Rev
2016
2017
2018
# of Projected Customers

eWellness Healthcare

Financial Projections

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$ in Thousands	2016	2017	2018
U.S. Licensing Gross Revenue	$344	$6,320	$22,713
Phzio Revenue Share	$8	$201	$797
Corporate Wellness Gross Revenue	$0	$275	$2,685
Corporate Wellness Strategic Revenue Share	$0	$12	$117
eWellness Total Net Revenue	$335	$6,382	$24,483
Cost of Goods Sold	$0	$774	$740
Gross Profit	$335	$5,608	$23,743
Gross Margin	100.0%	89.4%	97.2%
SGA Expense	$2,234	$5,982	$8,628
EBIT	-$1,898	-$374	$15,115
Pretax Margins	-565.8%	38.0%	69.7%

Investment Opportunity

- $2.6M invested to date to develop and launch product to market
- Publicly traded company (OTCQB: EWLL)
- Currently raising $2.5M
- Proceeds will be used for:
  - Growth and expansion of business
  - New platform feature development

Management Team

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Darwin Fogt, MPT, CEO

- Founder of Evolution Physical Therapy, a state of the art clinic in Los Angeles
- Licensed Physical Therapist in New York and California
- Specializes in neurological rehabilitation, orthopedic and sports medicine



Curtis Hollister, CTO

- Founder of Social Pixels and Ripplefire
- Founded a Canadian internet service provider in 1995 (sold in 1997)
- Has grown and sold a number of startups afterwards



David Markowski, CFO

- Former CEO and Co-Founder of GFNN, Inc.
- Former VP, Finance of Medcom USA, a NASDAQ listed company
- A decade of investment banking experience on Wall Street



Douglas MacLellan, Chairman

- 27+ years of senior-level international executive business experience, primarily in the financial information, pharmaceuticals, telecoms, software, consumer products and IT industries
- Helped raise $775M+ for development stage, startup and mid-cap companies